Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2004

UNAUDITED

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2004

UNAUDITED

The information contained in this Financial Supplement is preliminary, unaudited and based on data available at April 21, 2004. It speaks only as of the particular date or dates included in the accompanying pages. PNC does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings. Certain prior period amounts included in this Financial Supplement have been reclassified to conform to the current period presentation.

See the Corporation’s Current Report on Form 8-K dated April 5, 2004 regarding changes to the presentation of the results of the Corporation’s business segments as reflected in this Financial Supplement on pages 3 through 8. The segments are defined on page 18.

Average full-time equivalent employee (FTE) statistics as disclosed in this Financial Supplement by business segment reflect staff directly employed by the respective business segment and exclude corporate and shared services employees.

THE PNC FINANCIAL SERVICES GROUP, INC.

Consolidated Statement of Income (Unaudited)

For the three months ended - in millions, except per share data	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Interest Income
Loans and fees on loans	$481	$461	$477	$495	$507
Securities	144	140	141	155	143
Other	41	59	50	42	42

Total interest income	666	660	668	692	692

Interest Expense
Deposits	104	102	106	117	132
Borrowed funds	68	73	75	54	57

Total interest expense	172	175	181	171	189

Net interest income	494	485	487	521	503
Provision for credit losses	12	34	50	57	36

Net interest income less provision for credit losses	482	451	437	464	467

Noninterest Income
Asset management	252	229	216	209	207
Fund servicing	204	193	188	188	193
Service charges on deposits	59	62	60	60	57
Brokerage	58	51	46	46	41
Consumer services	63	63	65	64	59
Corporate services	125	123	132	114	116
Equity management gains (losses)	7		(4)	(17)	(4)
Net securities gains	15	15	19	26	56
Other	128	125	103	86	70

Total noninterest income	911	861	825	776	795

Noninterest Expense
Staff	463	472	448	446	438
Net occupancy	68	65	63	64	90
Equipment	74	71	67	69	69
Marketing	20	15	16	18	15
Distributions on capital securities				14	14
Other	270	235	233	324	230

Total noninterest expense	895	858	827	935	856

Income before minority and noncontrolling interests and income taxes	498	454	435	305	406
Minority and noncontrolling interests in income of consolidated entities	7	6	2	13	11
Income taxes	163	146	152	108	133

Income before cumulative effect of accounting change	328	302	281	184	262
Cumulative effect of accounting change (less applicable income tax benefit of $14)		(28)

Net income	$328	$274	$281	$184	$262

Earnings Per Common Share
Before cumulative effect of accounting change
Basic	$1.16	$1.09	$1.01	$.65	$.93
Diluted	$1.15	$1.08	$1.00	$.65	$.92
From net income
Basic	$1.16	$.99	$1.01	$.65	$.93
Diluted	$1.15	$.98	$1.00	$.65	$.92

Average Common Shares Outstanding
Basic	282	276	278	281	283
Diluted	284	278	280	282	284

THE PNC FINANCIAL SERVICES GROUP, INC.

Consolidated Balance Sheet (Unaudited)

In millions, except par value	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Assets
Cash and due from banks	$2,787	$2,968	$3,150	$3,797	$3,626
Federal funds sold		50		850	1,913
Resale agreements	1,979	1,826	1,836	908	1,193
Other short-term investments	1,243	720	697	646	819
Loans held for sale	1,548	1,400	1,531	1,475	1,702
Securities	16,941	15,690	14,907	16,017	14,973
Loans, net of unearned income of $980, $1,009, $1,037, $1,018 and $1,018	37,519	34,080	34,514	34,534	35,245
Allowance for credit losses	(604)	(632)	(648)	(673)	(680)

Net loans	36,915	33,448	33,866	33,861	34,565
Goodwill	2,975	2,390	2,385	2,356	2,356
Other intangible assets	341	317	311	316	330
Purchased customer receivables	1,932	2,223	2,481
Other	7,454	7,136	7,539	7,036	7,142

Total assets	$74,115	$68,168	$68,703	$67,262	$68,619

Liabilities
Deposits
Noninterest-bearing	$11,879	$11,505	$12,118	$13,368	$12,460
Interest-bearing	36,246	33,736	33,405	33,326	34,621

Total deposits	48,125	45,241	45,523	46,694	47,081
Borrowed funds
Federal funds purchased	2,648	169	881	36	34
Repurchase agreements	1,279	1,081	1,048	1,015	1,082
Bank notes and senior debt	2,829	2,823	2,839	3,306	3,850
Federal Home Loan Bank borrowings	703	1,115	1,127	1,134	1,146
Subordinated debt	3,837	3,729	1,980	2,260	2,234
Mandatorily redeemable capital securities of subsidiary trusts			848
Commercial paper	1,934	2,226	2,483
Other borrowed funds	492	310	348	152	188

Total borrowed funds	13,722	11,453	11,554	7,903	8,534
Allowance for unfunded loan commitments and letters of credit	90	90	89	78	77
Accrued expenses	2,313	2,275	2,226	2,269	2,023
Other	2,217	2,002	2,193	2,435	3,020

Total liabilities	66,467	61,061	61,585	59,379	60,735

Minority and noncontrolling interests in consolidated entities	418	462	480	261	244
Mandatorily redeemable capital securities of subsidiary trusts				848	848

Shareholders’ Equity
Preferred stock
Common stock - $5 par value Authorized 800 shares, issued 353 shares	1,764	1,764	1,764	1,764	1,764
Capital surplus	1,209	1,108	1,110	1,100	1,102
Retained earnings	7,829	7,642	7,507	7,360	7,311
Deferred compensation expense	(27)	(29)	(24)	(27)	(28)
Accumulated other comprehensive income	180	60	148	304	293
Common stock held in treasury at cost: 71, 76, 76, 73 and 71 shares	(3,725)	(3,900)	(3,867)	(3,727)	(3,650)

Total shareholders’ equity	7,230	6,645	6,638	6,774	6,792

Total liabilities, minority and noncontrolling interests, capital securities and shareholders’ equity	$74,115	$68,168	$68,703	$67,262	$68,619

CAPITAL RATIOS
Tier 1 Risk-based (a)	9.0%	9.5%	8.7%	8.9%	8.7%
Total Risk-based (a)	13.0	13.8	12.0	12.3	12.3
Leverage (a)	7.7	8.2	7.6	8.1	8.0
Shareholders’ equity to total assets	9.76	9.75	9.66	10.07	9.90
Common shareholders’ equity to total assets	9.74	9.73	9.65	10.06	9.89

ASSET QUALITY RATIOS
Nonperforming assets to total loans, loans held for sale and foreclosed assets	.59%	.92%	1.10%	1.12%	1.10%
Nonperforming loans to total loans	.49	.78	.94	.95	.95
Allowance for credit losses to total loans	1.61	1.85	1.88	1.95	1.93
Allowance for credit losses to nonperforming loans	330	238	200	206	203
Net charge-offs to average loans (For the three months ended)	.68	.57	.73	.73	.42

(a)	Estimated for March 31, 2004.

THE PNC FINANCIAL SERVICES GROUP, INC.

Results of Business Segments - Summary (Unaudited) (a)

Three months ended – dollars in millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Earnings (Loss)
Banking businesses
Regional Community Banking	$102	$127	$122	$122	$106
Wholesale Banking	122	117	97	83	94
PNC Advisors	31	20	25	24	20

Total banking businesses	255	264	244	229	220

Asset management and processing businesses
BlackRock	55	41	40	39	35
PFPC	16	18	17	16	13

Total asset management and processing businesses	71	59	57	55	48

Total business segment earnings	326	323	301	284	268
Other	2	(21)	(20)	(100)	(6)

Results before cumulative effect of accounting change	328	302	281	184	262
Cumulative effect of accounting change		(28)

Total consolidated	$328	$274	$281	$184	$262

	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Revenue (b)
Banking businesses
Regional Community Banking	$501	$489	$478	$479	$446
Wholesale Banking	317	330	328	300	324
PNC Advisors	170	157	154	152	144

Total banking businesses	988	976	960	931	914

Asset management and processing businesses
BlackRock	182	161	150	144	143
PFPC	203	194	188	187	193

Total asset management and processing businesses	385	355	338	331	336

Total business segment revenue	1,373	1,331	1,298	1,262	1,250
Other	35	18	16	37	51

Total consolidated	$1,408	$1,349	$1,314	$1,299	$1,301

(a)	See the Corporation’s Current Report on Form 8-K dated April 5, 2004 regarding changes to the presentation of the results of the Corporation’s business segments. PNC’s business segment information is based on management information systems, assumptions and methodologies that are under review on an ongoing basis.
(b)	Business segment revenue is presented on a taxable-equivalent basis except for BlackRock and PFPC, which are presented on a book (GAAP) basis. The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets has been increased to make them fully equivalent to other taxable interest income investments. A reconciliation of total consolidated revenue on a book basis to total consolidated revenue on a taxable-equivalent basis is as follows (in millions):

	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Total consolidated revenue, book (GAAP) basis	$1,405	$1,346	$1,312	$1,297	$1,298
Taxable-equivalent adjustment	3	3	2	2	3

Total consolidated revenue, taxable-equivalent basis	$1,408	$1,349	$1,314	$1,299	$1,301

THE PNC FINANCIAL SERVICES GROUP, INC.

Regional Community Banking (Unaudited) (a)

Three months ended Taxable-equivalent basis Dollars in millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
INCOME STATEMENT
Net interest income	$333	$314	$310	$307	$292
Noninterest income
Service charges on deposits	57	59	58	57	54
Investment products	29	27	30	31	28
Other	82	89	80	84	72

Total noninterest income	168	175	168	172	154

Total revenue	501	489	478	479	446
Provision for credit losses	29	14	9	11	6
Noninterest expense
Staff expense	136	122	120	120	122
Net occupancy and equipment	68	60	61	61	63
Other	108	94	96	95	88

Total noninterest expense	312	276	277	276	273

Pretax earnings	160	199	192	192	167
Income taxes	58	72	70	70	61

Earnings	$102	$127	$122	$122	$106

AVERAGE BALANCE SHEET
Loans
Consumer
Home equity	$9,478	$8,926	$8,476	$8,047	$7,675
Indirect	774	510	492	468	438
Other consumer	682	474	504	516	546

Total consumer	10,934	9,910	9,472	9,031	8,659
Commercial loans	3,362	3,090	3,108	3,117	3,095
Floor plan	947	844	803	884	844
Residential mortgage	813	389	448	492	536
Other	567	137	138	141	140

Total loans	16,623	14,370	13,969	13,665	13,274
Goodwill	994	438	438	438	402
Loans held for sale	1,115	1,158	1,105	1,197	1,197
Other assets	2,060	1,312	1,370	1,300	1,348

Total assets	$20,792	$17,278	$16,882	$16,600	$16,221

Deposits
Noninterest-bearing demand	$6,244	$5,799	$5,739	$5,471	$5,264
Interest-bearing demand	6,920	6,601	6,397	6,136	6,112
Money market	12,356	12,140	12,307	12,407	12,361

Total transaction deposits	25,520	24,540	24,443	24,014	23,737
Savings	2,508	2,020	2,050	2,046	1,976
Certificates	8,565	8,047	8,234	8,666	9,360

Total deposits	36,593	34,607	34,727	34,726	35,073
Other liabilities	432	147	158	177	190
Capital	2,362	2,218	2,227	2,228	2,251

Total funds	$39,387	$36,972	$37,112	$37,131	$37,514

PERFORMANCE RATIOS
Return on capital	17%	23%	22%	22%	19%
Noninterest income to total revenue	34	36	35	36	35
Efficiency	62	56	58	58	61

OTHER INFORMATION (b)
Total nonperforming assets (c)	$75	$85	$72	$73	$83
Net charge-offs (d)	$32	$12	$10	$11	$11
Home equity portfolio credit statistics:
Percentage of first lien positions	50%	51%	50%	46%	43%
Weighted average loan-to-value ratios	72%	70%	70%	72%	70%
Weighted average FICO scores	713	713	712	712	709
Gains on sales of education loans (e)		$8	$4	$7	$1
Average FTE staff	10,379	9,589	9,643	9,559	9,461
ATMs	3,486	3,600	3,664	3,660	3,594
Branches	769	719	715	713	713
Checking relationships	1,679,000	1,611,000	1,606,000	1,575,000	1,555,000

(a)	See (a) on page 3.
(b)	Presented as of period-end, except for net charge-offs, gains on sales of education loans and average FTEs.
(c)	See (b) on page 14.
(d)	See (a) on page 13.
(e)	Included in other noninterest income above.

THE PNC FINANCIAL SERVICES GROUP, INC.

Wholesale Banking (Unaudited) (a)

Three months ended Taxable-equivalent basis Dollars in millions except as noted	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
INCOME STATEMENT
Net interest income	$164	$170	$172	$167	$171
Noninterest income
Net commercial mortgage banking
Net gains on loan sales	10	14	15	14	9
Servicing and other fees, net of amortization	11	9	11	9	10
Net gains on insitutional loans held for sale	28	16	23	15	15
Other	104	121	107	95	119

Total noninterest income	153	160	156	133	153

Total revenue	317	330	328	300	324
Provision for credit losses	(13)	9	38	45	29
Noninterest expense	162	167	161	144	162

Pretax earnings	168	154	129	111	133
Noncontrolling interests in income of consolidated entities	(10)	(8)	(11)	(2)
Income taxes	56	45	43	30	39

Earnings	$122	$117	$97	$83	$94

AVERAGE BALANCE SHEET
Loans
Corporate banking	$7,765	$7,848	$8,017	$8,262	$8,604
Commerical real estate	1,665	1,647	1,841	1,953	2,052
Commerical - real estate related	1,588	1,350	1,431	1,438	1,397
PNC Business Credit	3,608	3,658	3,633	3,528	3,381

Total loans	14,626	14,503	14,922	15,181	15,434
Purchased customer receivables	2,106	2,384	2,496
Loans held for sale	484	549	436	628	678
Other assets	4,631	4,575	4,294	4,081	3,894

Total assets	$21,847	$22,011	$22,148	$19,890	$20,006

Deposits	$6,694	$6,641	$6,543	$6,120	$6,106
Commercial paper	2,111	2,386	2,502
Other liabilities	3,725	3,707	3,405	3,152	2,720
Capital	1,854	1,942	2,001	2,019	2,013

Total funds	$14,384	$14,676	$14,451	$11,291	$10,839

PERFORMANCE RATIOS
Return on capital	26%	24%	19%	16%	19%
Noninterest income to total revenue	48	48	48	44	47
Efficiency	51	51	49	48	50

COMMERCIAL MORTGAGE
SERVICING PORTFOLIO (in billions)
Beginning of period	$83	$80	$79	$75	$75
Acquisitions/additions	7	6	5	7	5
Repayments/transfers	(4)	(3)	(4)	(3)	(4)

End of period	$86	$83	$80	$79	$75

OTHER INFORMATION
Consolidated revenue from treasury management	$88	$90	$90	$89	$91
Consolidated revenue from capital markets	$32	$32	$32	$28	$27
Total nonperforming assets (b)	$131	$227	$311	$324	$317
Net charge-offs	$30	$34	$51	$50	$23
Average FTE staff	2,944	2,873	2,876	2,884	2,991
Net carrying amount of commercial mortgage servicing rights (b)	$211	$209	$200	$199	$201

(a)	See (a) on page 3.
(b)	Presented as of period-end.

THE PNC FINANCIAL SERVICES GROUP, INC.

PNC Advisors (Unaudited) (a)

Three months ended Taxable-equivalent basis Dollars in millions except as noted	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
INCOME STATEMENT
Net interest income	$27	$27	$27	$27	$26
Noninterest income
Investment management and trust	81	81	78	78	76
Brokerage	30	29	25	25	22
Other	32	20	24	22	20

Total noninterest income	143	130	127	125	118

Total revenue	170	157	154	152	144
Provision for credit losses	1	1	1	1
Noninterest expense	120	124	114	113	113

Pretax earnings	49	32	39	38	31
Income taxes	18	12	14	14	11

Earnings	$31	$20	$25	$24	$20

AVERAGE BALANCE SHEET
Loans
Consumer	$1,386	$1,371	$1,331	$1,284	$1,280
Residential mortgage	154	173	216	263	327
Commercial	415	415	463	435	439
Other	292	291	287	286	284

Total loans	2,247	2,250	2,297	2,268	2,330
Other assets	413	411	434	429	437

Total assets	$2,660	$2,661	$2,731	$2,697	$2,767

Deposits	$2,189	$2,175	$2,181	$2,098	$2,108
Other liabilities	268	262	260	253	261
Capital	325	305	308	314	326

Total funds	$2,782	$2,742	$2,749	$2,665	$2,695

PERFORMANCE RATIOS
Return on capital	39%	26%	32%	31%	25%
Noninterest income to total revenue	84	83	82	82	82
Efficiency	71	79	74	74	78

ASSETS UNDER ADMINISTRATION (in billions) (b) (c) (d)
Assets under management
Personal	$39	$44	$42	$42	$40
Institutional	9	9	9	9	9

Total	$48	$53	$51	$51	$49

Asset Type
Equity	$28	$31	$28	$28	$25
Fixed income	14	16	16	16	16
Liquidity/other	6	6	7	7	8

Total	$48	$53	$51	$51	$49

Nondiscretionary assets under administration
Personal	$29	$22	$23	$20	$20
Institutional	65	65	63	65	61

Total	$94	$87	$86	$85	$81

Asset Type
Equity	$33	$30	$30	$29	$27
Fixed income	34	30	29	29	28
Liquidity/other	27	27	27	27	26

Total	$94	$87	$86	$85	$81

OTHER INFORMATION (c)
Total nonperforming assets	$11	$11	$11	$5	$5
Brokerage assets administered (in billions)	$24	$23	$22	$21	$20
Full service brokerage offices	76	76	77	77	80
Financial consultants	444	445	458	475	491
Margin loans	$270	$256	$257	$253	$247
Average FTE staff	2,804	2,810	2,906	2,945	3,012

(a)	See (a) on page 3.
(b)	Excludes brokerage assets administered.
(c)	Presented as of period-end, except for average FTEs.
(d)	Balance at March 31, 2004 reflects the first quarter 2004 sale of certain activities of the investment consulting business of Hawthorn and the expected resulting movement of accounts from assets under management to nondiscretionary assets under administration.

THE PNC FINANCIAL SERVICES GROUP, INC.

BlackRock (Unaudited) (a)

Three months ended Dollars in millions except as noted	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
INCOME STATEMENT
Investment advisory and administration fees	$160	$141	$133	$128	$127
Other income	22	20	17	16	16

Total revenue	182	161	150	144	143
Operating expense	104	90	84	81	81
Fund administration and servicing costs	8	9	8	8	8

Total expense	112	99	92	89	89

Operating income	70	62	58	55	54
Nonoperating income	5	5	6	8	3

Pretax earnings	75	67	64	63	57
Income taxes	20	26	24	24	22

Earnings	$55	$41	$40	$39	$35

PERIOD-END BALANCE SHEET
Goodwill and other intangible assets	$186	$192	$192	$192	$183
Other assets	723	775	728	709	653

Total assets	$909	$967	$920	$901	$836

Liabilities	$186	$254	$223	$192	$168
Stockholders’ equity	723	713	697	709	668

Total liabilities and stockholders’ equity	$909	$967	$920	$901	$836

PERFORMANCE DATA
Return on equity	31%	23%	23%	23%	22%
Operating margin (b)	40	41	41	40	40
Diluted earnings per share	$.84	$.63	$.61	$.58	$.54

ASSETS UNDER MANAGEMENT (in billions)
Separate accounts
Fixed income	$202	$190	$178	$175	$168
Liquidity	6	6	6	5	6
Liquidity - securities lending	9	10	10	8	6
Equity	9	9	9	9	9
Alternative investment products	6	7	7	6	6

Total separate accounts	232	222	210	203	195
Mutual funds (c)
Fixed income	25	24	23	22	20
Liquidity	59	59	58	58	56
Equity	5	4	3	3	3

Total mutual funds	89	87	84	83	79

Total assets under management	$321	$309	$294	$286	$274

OTHER INFORMATION
Average FTE staff	947	991	976	943	944

(a)	See (a) on page 3.
(b)	Calculated as operating income divided by total revenue less fund administration and servicing costs. A reconciliation of this presentation to operating margin calculated on a GAAP basis (operating income divided by total revenue) follows in millions:

Operating income	$70	$62	$58	$55	$54

Total revenue	$182	$161	$150	$144	$143
Less fund administration and servicing costs	8	9	8	8	8

Revenue used for operating margin calculation, as reported	$174	$152	$142	$136	$135

Operating margin, as reported	40%	41%	41%	40%	40%
Operating margin, GAAP basis	38%	38%	38%	38%	38%

PNC believes that operating margin, as reported, is an effective indicator of management’s ability to effectively employ BlackRock’s resources.
Fund administration and servicing costs have been excluded from the operating margin calculation because these costs are a fixed, asset-based expense which can fluctuate based on the discretion of a third party.
(c)	Includes BlackRock Funds, BlackRock Liquidity Funds, BlackRock Closed End Funds, Short Term Investment Fund and BlackRock Global Series Funds.

THE PNC FINANCIAL SERVICES GROUP, INC.

PFPC (Unaudited) (a)

Three months ended Taxable-equivalent basis Dollars in millions except as noted	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
INCOME STATEMENT
Fund servicing revenue	$203	$194	$188	$187	$193
Operating expense	167	155	150	151	162
(Accretion)/amortization of other intangibles, net	(3)	(4)	(6)	(4)	(4)

Operating income	39	43	44	40	35
Nonoperating income (b)	2	3	3	4	4
Debt financing	14	16	18	18	17

Pretax earnings	27	30	29	26	22
Income taxes	11	12	12	10	9

Earnings	$16	$18	$17	$16	$13

AVERAGE BALANCE SHEET
Goodwill and other intangible assets	$1,027	$1,034	$1,034	$1,055	$1,025
Other assets	952	949	862	836	840

Total assets	$1,979	$1,983	$1,896	$1,891	$1,865

Debt financing	$1,163	$1,248	$1,290	$1,290	$1,290
Assigned funds and other liabilities	550	467	306	298	269
Capital	266	268	300	303	306

Total funds	$1,979	$1,983	$1,896	$1,891	$1,865

PERFORMANCE RATIOS
Return on capital	23%	27%	22%	21%	17%
Operating margin (c)	19	22	23	21	18

SERVICING STATISTICS (d)
Accounting/administration net assets (in billions)
Domestic	$634	$622	$593	$583	$542
Foreign (e)	49	45	41	35	31

Total	$683	$667	$634	$618	$573

Asset type
Money market	$337	$341	$343	$349	$345
Equity	206	193	166	148	121
Fixed income	96	92	89	88	79
Other	44	41	36	33	28

Total	$683	$667	$634	$618	$573

Custody assets (in billions)	$411	$401	$384	$371	$347

Shareholder accounts (in millions)
Transfer agency	22	21	21	20	21
Subaccounting	33	32	29	28	27

Total	55	53	50	48	48

OTHER INFORMATION
Average FTE staff	4,910	4,801	4,760	5,328	5,437

(a)	See (a) on page 3.
(b)	Net of nonoperating expense.
(c)	Operating income divided by total fund servicing revenue.
(d)	Period end.
(e)	Represents net assets serviced offshore.

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Net Interest Income and Net Interest Margin (Unaudited)

	For the quarter ended
Taxable-equivalent basis In millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Net Interest income
Interest Income
Loans and fees on loans	$483	$463	$479	$497	$509
Securities	145	141	141	155	144
Other	41	59	50	42	42

Total interest income	669	663	670	694	695

Interest expense
Deposits	104	102	106	117	132
Borrowed funds	68	73	75	54	57

Total interest expense	172	175	181	171	189

Net interest income (a)	$497	$488	$489	$523	$506

	For the quarter ended
	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Net Interest Margin
Average yields/rates
Yield on earning assets
Loans and fees on loans	5.24%	5.31%	5.50%	5.67%	5.82%
Securities	3.56	3.63	3.69	4.21	4.41
Other	2.35	3.25	2.93	4.57	2.94
Total yield on earning assets	4.44	4.60	4.71	5.19	5.17
Rate on interest-bearing liabilities
Deposits	1.16	1.20	1.25	1.40	1.56
Borrowed funds	2.07	2.31	2.45	2.46	2.63
Total rate on interest-bearing liabilities	1.40	1.50	1.57	1.61	1.77

Interest rate spread	3.04	3.10	3.14	3.58	3.40
Impact of noninterest-bearing sources	.26	.28	.30	.33	.36

Net interest margin	3.30%	3.38%	3.44%	3.91%	3.76%

(a)	A reconciliation of net interest income as reported in the Consolidated Statement of Income to net interest income on a taxable-equivalent basis follows:

	For the quarter ended
In millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Net interest income, GAAP basis	$494	$485	$487	$521	$503
Taxable-equivalent adjustment	3	3	2	2	3

Net interest income, taxable-equivalent basis	$497	$488	$489	$523	$506

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Noninterest Income and Noninterest Expense (Unaudited)

	For the quarter ended
In millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Noninterest Income
Asset management	$252	$229	$216	$209	$207
Fund servicing	204	193	188	188	193
Service charges on deposits	59	62	60	60	57
Brokerage	58	51	46	46	41
Consumer services	63	63	65	64	59
Corporate services	125	123	132	114	116
Equity management gains (losses)	7		(4)	(17)	(4)
Net securities gains	15	15	19	26	56
Other	128	125	103	86	70

Total noninterest income	$911	$861	$825	$776	$795

Net gains on institutional loans held for sale (included in “Corporate services” above)	$28	$16	$23	$15	$15

Noninterest income to total revenue (a)	65%	64%	63%	60%	61%

	For the quarter ended
	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Noninterest Expense
Staff	$463	$472	$448	$446	$438
Net occupancy	68	65	63	64	90
Equipment	74	71	67	69	69
Marketing	20	15	16	18	15
Distributions on capital securities (b)				14	14
Other	270	235	233	324	230

Total noninterest expense	$895	$858	$827	$935	$856

Costs incurred, including legal fees, under DOJ agreement (included in “Other” above) (c)				$120

Efficiency (d)	64%	64%	63%	72%	66%

Bank efficiency (e)	60%	61%	60%	72%	62%

(a)	Calculated as total noninterest income divided by the sum of net interest income and noninterest income. The ratio presented for the quarter ended December 31, 2003 excludes the impact of revenue included in the cumulative effect of an accounting adjustment recorded in that quarter, as management considers this to be a more meaningful comparison with the other periods presented. If the additional revenue included in the cumulative effect of an accounting adjustment had been included in the computation, the ratio would have been 62% for the quarter ended December 31, 2003.
(b)	The Corporation adopted Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” (SFAS 150) effective July 1, 2003. As required by SFAS 150, the Corporation’s mandatorily redeemable capital securities of subsidiary trusts totaling $848 million were reclassified in the third quarter of 2003 from between the liabilities and shareholders’ equity sections of the Consolidated Balance Sheet to borrowed funds. From July 1, 2003 through December 31, 2003, the dividends paid on these financial instruments, previously classified as noninterest expense, were recharacterized as interest expense. Reclassification of prior period amounts was not permitted under SFAS 150. Effective December 31, 2003, the Corporation deconsolidated the assets and liabilities of the Trusts based upon guidance included in FIN 46R. The deconsolidation of the trusts removed $1.148 billion of Capital Securities issued by these Trusts while adding $1.184 billion of junior subordinated debentures and $36 million of other assets to the Consolidated Balance Sheet at December 31, 2003.
(c)	See “Agreement with Department of Justice” in the Corporation’s July 21, 2003 second quarter 2003 earnings press release included as Exhibit 99.1 to the Corporation’s Current Report on Form 8-K on that date for further information.
(d)	Calculated as noninterest expense divided by the sum of net interest income and noninterest income. The ratio presented for the quarter ended December 31, 2003 excludes the impact of revenue and expense included in the cumulative effect of an accounting adjustment recorded in that quarter, as management considers this to be a more meaningful comparison with the other periods presented. If the additional revenue and expense included in the cumulative effect of an accounting adjustment had been included in this computation, the ratio would have been 66% for the quarter ended December 31, 2003.
(e)	The bank efficiency ratio represents the consolidated efficiency ratio excluding the effect of BlackRock and PFPC.

THE PNC FINANCIAL SERVICES GROUP, INC.

Consolidated Average Balance Sheet (Unaudited)

Three months ended - in millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Assets
Interest-earning assets
Loans held for sale	$1,560	$1,645	$1,480	$1,754	$1,782
Securities	16,273	15,617	15,295	14,672	13,078
Loans, net of unearned income
Commercial	14,921	14,465	14,712	14,965	15,050
Commercial real estate	2,249	1,825	2,034	2,169	2,265
Consumer	12,340	11,300	10,832	10,346	9,974
Residential mortgage	3,492	2,932	2,807	3,244	3,619
Lease financing	3,391	3,477	3,633	3,767	3,909
Other	354	353	360	360	363

Total loans, net of unearned income	36,747	34,352	34,378	34,851	35,180
Other	5,503	5,478	5,142	1,979	3,958

Total interest-earning assets	60,083	57,092	56,295	53,256	53,998
Allowance for credit losses	(653)	(645)	(674)	(671)	(682)
Other noninterest-earning assets	13,593	12,647	12,832	12,980	12,639

Total assets	$73,023	$69,094	$68,453	$65,565	$65,955

Liabilities, Minority and Noncontrolling Interests, Capital Securities and Shareholders’ Equity
Interest-bearing liabilities
Interest-bearing deposits
Demand and money market	$23,454	$22,745	$22,475	$22,141	$22,073
Savings	2,590	2,099	2,133	2,131	2,058
Retail certificates of deposit	8,780	8,268	8,460	8,892	9,638
Other time	343	265	264	269	265
Deposits in foreign offices	806	466	238	220	206

Total interest-bearing deposits	35,973	33,843	33,570	33,653	34,240
Borrowed funds	13,147	12,405	12,099	8,701	8,702

Total interest-bearing liabilities	49,120	46,248	45,669	42,354	42,942
Demand and other noninterest-bearing deposits	11,350	11,070	11,040	10,278	10,146
Allowance for unfunded loan commitments and letters of credit	90	88	77	77	84
Accrued expenses and other liabilities	5,020	4,688	4,827	4,980	4,928

Total liabilities	65,580	62,094	61,613	57,689	58,100
Minority and noncontrolling interests in consolidated entities	434	471	295	252	251
Mandatorily redeemable capital securities of subsidiary trusts				848	848
Shareholders’ equity	7,009	6,529	6,545	6,776	6,756

Total liabilities, minority and noncontrolling interests, capital securities and shareholders’ equity	$73,023	$69,094	$68,453	$65,565	$65,955

Supplemental Average Balance Sheet Information
Federal funds sold	$207	$12	$46	$116	$1,813

Interest-bearing deposits	$35,973	$33,843	$33,570	$33,653	$34,240
Demand and other noninterest-bearing deposits	11,350	11,070	11,040	10,278	10,146

Total deposits	$47,323	$44,913	$44,610	$43,931	$44,386

Common shareholders’ equity	$7,000	$6,520	$6,536	$6,767	$6,746

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Loans and Loans Held for Sale (Unaudited)

Loans

Period ended-in millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Commercial
Retail/wholesale	$4,428	$4,197	$4,093	$4,109	$4,147
Manufacturing	3,497	3,321	3,618	3,591	3,685
Service providers	1,956	1,822	1,865	1,936	1,978
Real estate related	1,432	1,303	1,454	1,479	1,441
Financial services	1,157	1,169	1,251	1,274	1,255
Communications	78	93	68	78	110
Health care	448	403	413	407	422
Other	2,020	1,855	1,861	1,919	2,035

Total commercial	15,016	14,163	14,623	14,793	15,073

Commercial real estate
Real estate projects	1,521	1,392	1,429	1,563	1,749
Mortgage	534	432	464	464	492

Total commercial real estate	2,055	1,824	1,893	2,027	2,241

Consumer
Home equity	11,160	9,790	9,486	8,876	8,435
Automobile	762	543	522	509	476
Other	1,261	1,099	1,151	1,166	1,209

Total consumer	13,183	11,432	11,159	10,551	10,120

Residential mortgage	3,537	2,886	2,894	3,114	3,627
Lease financing
Equipment	3,765	3,691	3,684	3,580	3,500
Vehicles	583	744	934	1,130	1,346

Total lease financing	4,348	4,435	4,618	4,710	4,846

Other	360	349	364	357	356
Unearned income	(980)	(1,009)	(1,037)	(1,018)	(1,018)

Total, net of unearned income	$37,519	$34,080	$34,514	$34,534	$35,245

Wholesale Lending Statistics (a)
Portfolio composition-total exposure
Investment grade equivalent or better	53%	52%	52%	53%	51%
Non-investment grade-secured lending	24	25	25	24	25
Non-investment grade	23	23	23	23	24

Total	100%	100%	100%	100%	100%

Client relationships >$50 million-total exposure	$12,000	$12,396	$12,662	$12,852	$13,086
Client relationships >$50 million-customers	134	138	139	143	145

Consumer Loan Statistic (b)
Net charge-offs to loans	.22%	.29%	.24%	.27%	.24%

Loans Held for Sale

Period ended - in millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Education loans	$1,180	$1,014	$1,140	$1,059	$1,243
Institutional lending repositioning	61	70	98	126	181
Other	307	316	293	290	278

Total	$1,548	$1,400	$1,531	$1,475	$1,702

(a)	Includes amounts for customers of Market Street Funding Corporation.
(b)	Includes consumer, residential mortgage and vehicle leasing.

THE PNC FINANCIAL SERVICES GROUP, INC.

Allowances For Credit Losses And Unfunded Loan Commitments And Letters Of Credit (Unaudited)

Change in Allowance For Credit Losses

Three months ended - in millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Beginning balance	$632	$648	$673	$680	$673
Charge-offs
Commercial	(59)	(53)	(56)	(27)	(32)
Commercial real estate	(2)		(1)	(2)
Consumer	(11)	(10)	(9)	(10)	(10)
Residential mortgage	(1)	(2)	(1)	(1)
Lease financing	(2)	(4)	(5)	(29)	(8)

Total charge-offs (a)	(75)	(69)	(72)	(69)	(50)
Recoveries
Commercial	8	15	5	2	10
Commercial real estate		1
Consumer	3	3	3	3	3
Residential mortgage	1		1
Lease financing	1	1		1	1

Total recoveries	13	20	9	6	14
Net charge-offs
Commercial	(51)	(38)	(51)	(25)	(22)
Commercial real estate	(2)	1	(1)	(2)
Consumer	(8)	(7)	(6)	(7)	(7)
Residential mortgage		(2)		(1)
Lease financing	(1)	(3)	(5)	(28)	(7)

Total net charge-offs	(62)	(49)	(63)	(63)	(36)
Provision for credit losses	12	34	50	57	36
Acquired allowance (United National)	22
Reclassification to other assets – FIN 46R			(1)
Net change in allowance for unfunded loan commitments and letters of credit		(1)	(11)	(1)	7

Ending balance	$604	$632	$648	$673	$680

Change In Allowance For Unfunded Loan Commitments And Letters Of Credit

Three months ended - in millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Beginning balance	$90	$89	$78	$77	$84
Net change in allowance for unfunded loan commitments and letters of credit		1	11	1	(7)

Ending balance	$90	$90	$89	$78	$77

Net Unfunded Commitments

In millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Net unfunded commitments	$27,939	$25,183	$24,664	$25,514	$25,652

(a)	During the first quarter of 2004, management changed its policy for recognizing charge-offs on smaller commercial loans. This change resulted in the recognition of an additional $24 million of gross charge-offs for the first quarter of 2004.

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Nonperforming Assets (Unaudited)

Nonperforming Assets by Type

Period ended - in millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Nonaccrual loans
Commercial (a)	$132	$213	$286	$296	$252
Commercial real estate	3	6	4	6	13
Consumer	10	11	10	11	11
Residential mortgage (b)	26	24	8	7	7
Lease financing	12	11	15	6	51

Total nonaccrual loans	183	265	323	326	334
Troubled debt restructured loan		1	1	1	1

Total nonperforming loans	183	266	324	327	335
Nonperforming loans held for sale (c)	4	27	35	45	61
Foreclosed and other assets
Lease financing	17	17	18	19
Residential mortgage	13	9	9	7	6
Other	12	9	10	6	6

Total foreclosed and other assets	42	35	37	32	12

Total nonperforming assets (d)	$229	$328	$396	$404	$408

Nonperforming loans to total loans	.49%	.78%	.94%	.95%	.95%
Nonperforming assets to total loans, loans held for sale and foreclosed assets	.59	.92	1.10	1.12	1.10
Nonperforming assets to total assets	.31	.48	.58	.60	.59

(a) See Note (a) on page 13.

(b) During the fourth quarter of 2003, the Corporation accelerated the timeframe for recognizing delinquent, well-secured residential mortgage loans as nonperforming. This change resulted in the classification of an additional $15 million of residential mortgages as nonperforming assets at December 31, 2003.

(c) Includes troubled debt restructured loans held for sale	$3	$10	$9	$11	$12
(d) Excludes equity management assets carried at estimated fair value (March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003 amounts include troubled debt restructured assets of $11 million, $5 million, $7 million, $3 million and $3 million, respectively).	$29	$37	$38	$39	$30

Change in Nonperforming Assets

Three months ended March 31, 2004 - in millions
January 1	$328
Purchases (United National)	12
Transferred from accrual	47
Returned to performing	(1)
Principal reductions and payoffs	(74)
Asset sales	(42)
Charge-offs and valuation adjustments	(41)

March 31	$229

THE PNC FINANCIAL SERVICES GROUP, INC.

Details of Nonperforming Assets (Unaudited)

Nonperforming Assets by Business Segment

Period ended - in millions	March 31 2004	December 31 2003	September 30 2003	June 30 2003	March 31 2003
Regional Community Banking
Nonperforming loans (a)	$64	$74	$62	$64	$74
Foreclosed and other assets	11	11	10	9	9

Total	$75	$85	$72	$73	$83

Wholesale Banking
Nonperforming loans	$102	$177	$251	$257	$254
Nonperforming loans held for sale	4	27	35	45	61
Foreclosed and other assets	25	23	25	22	2

Total	$131	$227	$311	$324	$317

PNC Advisors
Nonperforming loans	$11	$11	$10	$5	$5
Foreclosed and other assets			1

Total	$11	$11	$11	$5	$5

Other (b)
Nonperforming loans (a)	$6	$4	$1	$1	$2
Foreclosed and other assets	6	1	1	1	1

Total	$12	$5	$2	$2	$3

Consolidated Totals
Nonperforming loans	$183	$266	$324	$327	$335
Nonperforming loans held for sale	4	27	35	45	61
Foreclosed and other assets	42	35	37	32	12

Total	$229	$328	$396	$404	$408

Largest Nonperforming Assets at March 31, 2004 - in millions (c)

		PNC
Ranking	Outstandings	Industry
1	$17	Transportation
2	8	Metals Related
3	8	Other Media/Communication
4	7	Individuals
5	6	Miscellaneous Services
6	6	Steel
7	6	Miscellaneous Manufacturing
8	5	Paper and Forest Products
9	5	Finance Companies
10	5	Miscellaneous Manufacturing

Total	$73

As a percent of nonperforming assets
	32.31%

(a)	See Note (a) on page 14 of this financial supplement. The impact of this change was reflected in the amounts at March 31, 2004 and December 31, 2003.
(b)	Represents residential mortgages related to PNC’s Asset and Liability Management function.
(c)	Amounts shown are not net of related allowance for credit losses.

Glossary of Terms

Accounting/administration net assets - Net domestic and foreign fund investment assets for which PNC provides accounting and administration services. These assets are not included on PNC’s Consolidated Balance Sheet.

Adjusted average total assets - Primarily comprised of total average quarterly assets plus (less) unrealized losses (gains) on available-for-sale debt securities, less goodwill and certain other intangible assets.

Annualized - Adjusted to reflect a full year of activity.

Assets under management - Assets over which PNC has sole or shared investment authority for its customers/clients. These assets are not included on PNC’s Consolidated Balance Sheet.

Capital - Represents the amount of resources that a business segment should hold to guard against potentially large losses that could cause insolvency. It is based on a measurement of economic risk, as opposed to risk as defined by regulatory bodies or generally accepted accounting principles. The economic capital assessment process involves converting a risk distribution to the capital that is required to support the risk, commensurate with an institution’s target credit rating. As such, economic risk serves as a “common currency” of risk that allows an institution to compare disparate risks on a similar basis.

Charge-off - Process of removing a loan or portion of a loan from a bank’s balance sheet because the loan is considered uncollectible. A charge-off also is recorded when a loan is transferred to held for sale and the loan’s market value is less than its carrying amount. This difference is a charge-off.

Common shareholders’ equity to total assets - Common shareholders’ equity divided by total assets. Common shareholders’ equity equals total shareholders’ equity less preferred stock and the portion of capital surplus and retained interest related to the preferred stock.

Custody assets - All fund assets held on behalf of clients under safekeeping arrangements. Such assets are not reported on PNC’s Consolidated Balance Sheet. Assets held in custody at other institutions on behalf of PNC are included in the appropriate asset categories on the Consolidated Balance Sheet as if held physically by PNC.

Earning assets - Assets that generate income, which include: short-term investments; loans held for sale; loans, net of unearned income; securities; federal funds sold, resale agreements, purchased customer receivables and certain other assets.

Economic value of equity (“EVE”) - The present value of the expected cash flows of the Corporation’s existing assets less the present value of the expected cash flows of the Corporation’s existing liabilities, plus the present value of the net cash flows of the Corporation’s existing off-balance sheet positions.

Efficiency - Noninterest expense divided by the sum of net interest income and noninterest income.

Funds transfer pricing - A management accounting methodology designed to recognize the net interest income effects of sources and uses of funds provided by the assets and liabilities of business segments. These balances are assigned funding rates that represent the interest cost for PNC to raise/invest funds with similar maturity and repricing structures, using least-cost funding sources available.

Leverage ratio - Tier 1 risk-based capital divided by adjusted average total assets.

Net interest margin - Annualized taxable-equivalent net interest income divided by average earning assets.

Nondiscretionary assets under administration - Assets held by PNC for customers/clients in a non-discretionary, custodial capacity. These assets are not included on PNC’s Consolidated Balance Sheet.

Noninterest income to total revenue - Total noninterest income divided by total revenue. Total revenue includes total noninterest income plus net interest income.

Nonperforming assets - Nonperforming assets include nonaccrual loans, troubled debt restructured loans, nonaccrual loans held for sale, foreclosed and other assets. Interest income does not accrue on assets classified as nonperforming.

Nonperforming loans - Nonperforming loans include loans to commercial, lease financing, consumer, commercial real estate and residential mortgage customers as well as troubled debt restructured loans. Nonperforming loans do not include nonaccrual loans held for sale or foreclosed and other assets. Interest income does not accrue on loans classified as nonperforming.

Recovery - Cash proceeds received on a loan that had previously been charged off. The amount received is credited to the allowance for credit losses.

Return on capital - Annualized net income divided by average capital.

Return on average assets - Annualized net income divided by average assets.

Return on average equity - Annualized net income divided by average shareholders’ equity.

Risk-weighted assets - Primarily computed by the assignment of specific risk-weights, as defined by The Board of Governors of the Federal Reserve System, to assets and off-balance sheet instruments.

Securitization - The process by which financial assets are legally transformed into securities.

Shareholders’ equity to total assets - Period-end total shareholders’ equity divided by period-end total assets.

Taxable-equivalent interest - The interest income earned on certain assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than a taxable investment. In order to provide accurate comparisons of yields and margins for all earning assets, the interest income earned on tax-exempt assets is increased to make them fully equivalent to other taxable interest income investments.

Tier 1 risk-based capital - Tier 1 capital equals: total shareholders’ equity, plus trust preferred capital securities, plus certain minority interests that are held by others; less goodwill and certain intangible assets, less equity investments in nonfinancial companies and less net unrealized holding losses on available-for-sale equity securities. Net unrealized holding gains on available-for-sale equity securities, net unrealized holding gains (losses) on available-for-sale debt securities and net unrealized holding gains (losses) on cash flow hedge derivatives are excluded from total shareholders’ equity for tier 1 capital purposes.

Tier 1 risk-based capital ratio - Tier 1 risk-based capital divided by period-end risk-weighted assets.

Total assets serviced - Total domestic and foreign fund investment assets for which PNC provides related processing services. These assets are not included on PNC’s Consolidated Balance Sheet.

Total deposits - The sum of total transaction deposits, savings accounts, certificates of deposit, other time deposits and deposits in foreign offices.

Total risk-based capital - Tier 1 risk-based capital plus qualifying senior and subordinated debt, other minority interest not qualified as tier 1, and the allowance for credit losses, subject to certain limitations.

Total risk-based capital ratio - Total risk-based capital divided by period-end risk-weighted assets.

Business Segment Definitions

Regional Community Banking provides deposit, lending, cash management and investment services to 1.9 million consumer and small business customers within PNC’s primary geographic footprint.

Wholesale Banking provides lending, treasury management and capital markets-related products and services to mid-sized corporations, government entities and selectively to large corporations. Lending products include secured and unsecured loans, letters of credit and equipment leases. Treasury management services include cash and investment management, receivables management, disbursement services and global trade services. Capital markets products include foreign exchange, derivatives, loan syndications and securities underwriting and distribution.

PNC Advisors provides a broad range of tailored investment, trust and banking products and services to affluent individuals and families, including services to the ultra-affluent through its Hawthorn unit, and provides full-service brokerage through J.J.B. Hilliard, W.L.Lyons, Inc. PNC Advisors also serves as investment manager and trustee for employee benefit plans and charitable and endowment assets and provides defined contribution plan services and investment options through its Vested Interest® product. PNC Advisors provides services to individuals and corporations primarily within PNC’s primary geographic markets.

BlackRock is one of the largest publicly traded investment management firms in the United States. BlackRock manages assets on behalf of institutions and individuals worldwide through a variety of fixed income, liquidity and equity mutual funds, separate accounts and alternative investment products. Mutual funds include the flagship fund families, BlackRock Funds and BlackRock Liquidity Funds (formerly BlackRock Provident Institutional Funds). In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® brand name.

PFPC is among the largest providers of mutual fund transfer agency and accounting and administration services in the United States, offering a wide range of fund processing services to the investment management industry and providing processing solutions to the international marketplace through its Ireland and Luxembourg operations.